THE EASTERN COMPANY
                                112 Bridge Street
                                  P.O. Box 460
                            Naugatuck, CT 06770-0460
                                 --------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2001
                                 --------------

      The Annual Meeting of shareholders of The Eastern Company ("Eastern" or the "Company") will be held on April 25, 2001 at 11:00 a.m., local time, at the office of the Company, 112 Bridge Street, Naugatuck, Connecticut 06770-0460, for the following purposes:

         1.   To elect one director.
         2.   To adopt The Eastern Company 2000 Executive Stock Incentive Plan.
         3. To ratify the Board of Directors' appointment of Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year 2001.
         4. To transact such other business as may properly come before the meeting or any adjournment thereof.


      The Board of Directors has fixed February 23, 2001 as the record date for the determination of common shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

      Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card promptly in the postpaid return envelope that is provided. If you attend the meeting and desire to vote in person, your proxy will not be used.

      All shareholders are cordially invited to attend the meeting, and management looks forward to seeing you there.

                                             By order of the Board of Directors,


                                                  John L. Sullivan III
                                                       Secretary

                                                              March 23, 2001
                                 PROXY STATEMENT

                                       of

                               THE EASTERN COMPANY

                     for the Annual Meeting of Shareholders
                          To Be Held on April 25, 2001

      The Board of Directors of The Eastern Company ("Eastern" or the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2001 Annual Meeting of Shareholders and at any adjournment thereof. This proxy statement is first being furnished to shareholders on or about March 23, 2001.


           GENERAL INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

      The Board of Directors of Eastern ("Board") has fixed the close of business on February 23, 2001 as the record date ("Record Date") for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 3,638,757 outstanding shares of Eastern common stock ("Common Shares") with each Common Share entitled to one vote.

      The presence, in person or by proxy, of holders of a majority of the voting power of the Common Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

      Shares represented by Eastern's proxy card will be voted at the Annual Meeting, either in accordance with the directions indicated on the proxy card, or, if no directions are indicated, in accordance with the recommendations of the Board contained in this Proxy Statement and on the form of proxy. If a proxy is signed and returned without specifying choices, the Common Shares represented thereby will be voted (1) FOR the proposal to elect Mr. Henry to the Board of Directors, (2) FOR the proposal to adopt The Eastern Company 2000 Executive Stock Incentive Plan and (3) FOR the appointment of Ernst & Young LLP as independent auditors. The Company is not aware of any matters other than those set forth herein which will be presented for action at the Annual Meeting. If other matters should be presented, the persons named in the proxy intend to vote such proxies in accordance with their best judgment.

      A shareholder may revoke the appointment of a proxy by making a later appointment or by giving notice of revocation to The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770-0460. Attendance at the Annual Meeting does not in itself revoke the appointment of a proxy; however, it may be revoked by giving notice in open meeting. A revocation made during the Annual Meeting after the polls have been closed will not affect the previously taken vote.

Solicitation of Proxies

      The cost of solicitation of proxies will be borne by the Company. This solicitation by mail to the Company's shareholders (including this proxy statement and the enclosed proxy) began on approximately March 23, 2001. In addition to this solicitation by mail, officers and regular employees of the Company and its subsidiaries may make solicitation by mail, telephone or personal interviews, and arrangements may be made with companies, brokerage firms, and others to forward proxy material to their principals. The Company will defray the expenses of such additional solicitations.

Voting at the Annual Meeting

      A plurality of the votes duly cast is required for the election of directors. Each of the other matters to be acted upon at the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.

      Under Connecticut law, an abstaining vote is considered to be present for purposes of determining a quorum but is not deemed to be a vote cast. As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or the other matters to be acted on at the Annual Meeting, each of which requires the approval of a plurality or majority of the votes cast, and therefore do not have the effect of votes of opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      Broker "non-votes" and shares as to which a shareholder abstains are included for purposes of determining whether a quorum is present at the Annual Meeting.

      The Board of Directors recommends voting:

         FOR the election of Mr. Henry as director.
         FOR The Eastern Company 2000 Executive Stock Incentive Plan.
         FOR the appointment of Ernst & Young LLP as independent auditors.

                                   Item No. 1

                              ELECTION OF DIRECTORS

      At the meeting, one director will be elected to serve for a three-year term which expires in 2004 and until his successor is elected and qualified. Mr. Charles W. Henry, a current director whose term expires in 2001, is the nominee for election at the meeting.

      Unless otherwise specified in your proxy, the persons with power of substitution named in the proxy card will vote your shares FOR the Company's nominee named below. If the nominee is unable or unwilling to accept nomination, the proxies will be voted for the election of such other person as may be recommended by the Nominating Committee of the Board of Directors. The Board of Directors, however, has no reason to believe that the Company's nominee will be unavailable for election at the Annual Meeting. Approval of this resolution requires the affirmative vote of a plurality of the votes duly cast by the shares represented at the meeting which are entitled to vote on the matter.

      The Board of Directors recommends a vote FOR the election of Mr. Henry as director.

      The director has furnished the biographical information set forth below with respect to his present principal occupation, business and other affiliations, and beneficial ownership of equity securities of the Company. Unless otherwise indicated, the director has been employed in the principal occupation or employment listed for at least the past five years.



             COMPANY NOMINEE FOR ELECTION AT THE 2001 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2004


                                                                             Common
                                                                              Stock
                                                                          Beneficially
Name, Age and Positions        Principal Occupation                        Owned as of     Percentage
    Presently Held with       During Past Five Years:      Director       February 23,         of
     The Company               Other Directorships           Since            2001            Class
     -----------               -------------------           -----            ----            -----

Charles W. Henry, 51          Partner                        1989            74,184           1.8%
  Director 1,2,3,4,5          Kernan & Henry
                              Waterbury, CT
                              (Law Firm)



                 Continuing Directors (Terms to Expire in 2002)

                                                                                                   Common
                                                                                                   Stock
                                                                                               Beneficially
Name, Age and Positions        Principal Occupation                                             Owned as of     Percentage
    Presently Held with       During Past Five Years:                            Director       February 23,         of
     The Company               Other Directorships                                Since            2001            Class
     -----------               -------------------                                -----            ----            -----

John W. Everets, 54           Chairman and CEO                                    1993            72,176           1.8%
  Director 2,3,4,5            H.P.S.C. Inc.
                              Boston, MA
                              (Financial Services) Director: H.P.S.C. Inc.

Leonard F. Leganza, 70        President and CEO                                   1981            193,775          4.7%
  Director, President and     The Eastern Company
  Chief Executive Officer     Naugatuck, CT
  of the Company 1,4          Financial and Business Consultant
                              Farmington, CT
                              Director: American Republican, Inc.


                 Continuing Directors (Terms to Expire in 2003)


                                                                                                   Common
                                                                                                   Stock
                                                                                               Beneficially
Name, Age and Positions         Principal Occupation                                            Owned as of     Percentage
    Presently Held with       During Past Five Years:                            Director       February 23,         of
     The Company              Other Directorships                                 Since            2001            Class
     -----------              -------------------                                 -----            ----            -----
David C. Robinson, 58         President                                           1990             88,984           2.2%
  Director 1,2,3,4,5          The Robinson Company
  Waterbury, CT               (Employee Benefit Specialists)
                              Director: Engineered Sinterings &
                                 Plastics Inc

Donald S. Tuttle III, 52      Vice President Investments                          1988             78,452           1.9%
  Director 1,2,3,4,5          Paine Webber
  Middlebury, CT              (Investment Firm)


   1  Member of the Executive Committee
   2  Member of the Compensation Committee
   3  Member of the Audit Committee
   4  Member of the Nominating Committee
   5  Member of the Pension Trust Committee

                                   Item No. 2

                   ADOPTION OF EXECUTIVE STOCK INCENTIVE PLAN



      Subject to shareholder approval, the Board of Directors on July 19, 2000 adopted The Eastern Company 2000 Executive Stock Incentive Plan (the "2000 Plan"). If the 2000 Plan is approved by the shareholders at the Annual Meeting, it will become effective as of April 25, 2001 and will expire by its terms on July 19, 2010 or upon any earlier termination date established by action of the Board of Directors. A copy of the 2000 Plan is attached to this Proxy Statement as Exhibit A. Approval of the 2000 Plan by the shareholders requires the affirmative vote of a majority of the votes cast on this matter at the Annual Meeting.

      The aggregate number Common Shares which may be subject to awards granted under the 2000 Plan may not exceed 300,000 shares. Notwithstanding the above, the maximum number of shares available for the grant of awards under the 2000 Plan, the shares subject to outstanding awards, and the purchase price of such shares will be proportionately adjusted in the event of changes in the Company's capital structure or any reorganization of the Company.

(1) General Plan Provisions:
    ------------------------

Pursuant to the Plan, salaried officers and other key employees of the Company or any of its parent or subsidiary corporations, and the non-employee directors of the Company, may be granted stock incentive awards. Approximately, fifteen
(15) salaried officers and other key employees including four non-employee directors are eligible to participate in the 2000 Plan.

The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will consist of not less than three non-employee directors of the Company.

(2) Stock Awards:
    -------------


The Plan authorizes the Committee to grant various types of stock awards.

         (a) Stock Options.

         The Plan authorizes the grant of both "incentive stock options" and "nonqualified stock options." However, an incentive stock option may not be granted to a non-employee director. Incentive stock options must be issued at an exercise price that is not less than the fair market value of the

         Common Shares on the date of grant. Nonqualified stock options can be issued at any exercise price determined by the Committee.

         The Plan provides that stock options may be exercised with either cash or Common Shares. The time or times at which each stock option will become exercisable and the date of expiration of each stock option will be fixed by the Committee, but the term of an option intended to qualify as an incentive stock option may not be longer than ten years from the date of grant. In addition, all stock options will expire not later than three months after the date of termination of an optionee's employment or service as a non-employee director. However, if an optionee terminates employment or service as a non-employee director due to disability, or if an optionee terminates employment or service as a non-employee director due to retirement at or after age 65, the three month period is extended to twelve months. In addition, if an optionee dies prior to the termination of his or her employment or service as a non-employee director, or within the three month or twelve month periods noted above, the optionee's stock options will not expire until twelve months following the date of the optionee's death. Stock options are not transferable other than by will or the laws of descent and distribution.

         Under the Plan, an employee who owns directly or indirectly more than ten percent of the total combined voting power of the Common Shares of the Company cannot receive an incentive stock option unless the exercise price of the option is not less than 110% of the fair market value of the Common Shares on the date of grant and the option cannot be exercised after five years from the date of grant.

         Stock options will not be considered to be incentive stock options to the extent the fair market value of the Common Shares with respect to which such options first become exercisable in any one calendar year exceeds $100,000 (the "$100,000 exercise limitation").

         The Committee may also set such other conditions relating to incentive stock options and nonqualified stock options as it shall, in its discretion, deem prudent (including vesting requirements).

         An optionee will not receive taxable income upon the grant or exercise of an incentive stock option (although alternative minimum tax may be applicable). Any gain realized at the time of the sale of shares of stock acquired upon the exercise of an incentive stock option will be treated as long-term capital gain, provided that the stock is not sold within two years of the date of grant or within one year of the date of exercise of the option. No deduction will be available to the Company as a result of the grant or exercise of an incentive stock option.

         If an option is not eligible to receive incentive stock option treatment, it will be treated as a nonqualified stock option. An optionee will be deemed to receive ordinary taxable income upon the exercise of a nonqualified stock option in an amount equal to the excess of the fair market value of the Common Shares on the date of exercise over the exercise price. Such amount will be a deductible expense in computing the Company's federal income tax. Any subsequent appreciation or depreciation will be treated as capital gain or loss when the stock acquired upon exercise of the option is ultimately sold.

         (b) Restricted Stock.

         The Plan authorizes the grant of shares of restricted stock. The Committee determines the restrictions which will apply to the stock and whether the employee or non-employee director must pay an amount to acquire the stock. The required amount may be paid at any time, but not later than sixty (60) days after the date on which the restrictions lapse.

         If an employee or a non-employee director is required to make a payment for the restricted stock, the Company will not issue any stock certificates, and the employee or the non-employee director will not have any rights as a shareholder (such as the right to vote the shares or receive dividends), until that amount is paid. If no payment is required, the Company will issue a stock certificate as of the date of grant of the restricted stock and the employee or the non-employee director will thereafter have the rights of a shareholder (subject to the applicable restrictions). While the restricted stock is subject to restrictions, any certificates representing the stock will be held by the secretary of the Company, along with a stock power endorsed in blank by the employee or the non-employee director. Following the lapse of the restrictions, new certificates will be issued to the employee or the non-employee director free and clear of such restrictions.

         If an employee terminates employment or a non-employee director terminates service as a director, any shares of restricted stock then subject to restrictions will be forfeited.

         Awards of restricted stock are generally not taxable to an employee or a non-employee director until the restricted stock is no longer subject to a substantial risk of forfeiture. However, an employee or a non-employee director may elect, under Section 83(b) of the Internal Revenue Code, to have an amount equal to the difference between the fair market value of the stock on the date of grant and the cost of the stock taxed as ordinary compensation income at the time of grant, with any future appreciation or depreciation taxed as capital gain or loss. In the absence of such an election, upon the lapse of any applicable restrictions, an employee or a non-employee director will recognize ordinary compensation income to the extent that the fair market value of the Common Shares on the date the restrictions lapse exceeds the cost of the stock. Subsequent appreciation or depreciation in the value of the restricted stock is taxable as capital gain or loss to the employee or the non-employee director. To the extent that the employee or the non-employee director recognizes ordinary compensation income, the Company will generally receive a corresponding tax deduction.

         (c) Other Stock Awards.

         The Committee may also, in its discretion, grant employees or non-employee directors other types of stock-based awards, including stock appreciation rights, performance awards, phantom securities and dividend equivalents.

         (3) Other Plan Provisions:
             ---------------------

         The Board may amend the Plan at any time. However, the Board may not, without prior shareholder approval, make any amendment which operates:
         (a) to abolish the Committee, change the qualification of its members, or withdraw its authority to interpret and administer the Plan; (b) to make any material change in the class of eligible employees under the Plan; (c) to increase the total number of shares for which awards can be granted under the Plan or to adjust the price at which Common Shares can be acquired under a previously-granted award (except due to a reorganization, consolidation or other change in the capitalization of the Company); (d) to extend the term of the Plan or the maximum incentive stock option period; or (e) to decrease the minimum incentive stock option price.

         The Company can withhold, or can require an employee to remit to the Company, an amount that is necessary to satisfy any withholding requirements relating to an award.

         An employee or a non-employee director must notify the Company if he or she makes a Section 83(b) election, and an employee must notify the Company if he or she makes a disqualifying disposition of any Common Shares acquired upon the exercise of an incentive stock option.

               The Board of Directors recommends a vote FOR the adoption of The Eastern Company 2000 Executive Stock Incentive Plan.

                                   Item No. 3

                       APPOINTMENT OF INDEPENDENT AUDITORS

      The services of Ernst & Young LLP for the fiscal year ended December 30, 2000 included an audit of the consolidated financial statements of the Company and its subsidiaries; assistance and consultations in connection with filing the Form 10-K annual report with the Securities and Exchange Commission; consultation on financial accounting and reporting matters; and meetings with the Audit Committee of the Board of Directors.

      All audit services provided by Ernst & Young LLP for 2000, which were similar to the audit services provided in prior years, were approved by the Audit Committee in advance of the work being performed.

      The Board of Directors recommends continuing the services of this firm for the current fiscal year. Accordingly, the Board of Directors will recommend at the meeting that the shareholders approve the appointment of the firm of Ernst & Young LLP to audit the consolidated financial statements of the Company for the current year.

      The proposal to appoint Ernst & Young LLP as independent auditors will be approved if, at the Annual Meeting at which a quorum is present, the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Ernst &
Young LLP audit fees for the last fiscal year were $241,000 including $74,000 for audit services related to acquisitions and Company benefit plans.

      Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, as well as respond to questioning.

      The Board of Directors recommends a vote FOR the appointment of Ernst & Young LLP as independent auditors.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL SHAREHOLDERS

      The following table sets forth information, as of February 23, 2001 (unless a different date is specified in the notes to the table), with respect to (a) each person known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Shares, (b) each current director of the Company, (c) each of the Named Officers (as hereinafter defined) and (d) all directors and executive officers of the Company as a group:



                                                                  Amount and nature
                                                                    of beneficial       Percent of
Shareholder                                                         ownership (a)        class (b)
-----------                                                         -------------        ---------

Fleet National Bank as trustee under the Salaried                      325,282             8.9%
Employees Retirement Plan of The Eastern Company (c)
100 Federal Street
Boston, MA  02110

Dimensional Fund Advisors, Inc. (d)                                    188,200             5.2%
1299 Ocean Avenue, Suite 650
Santa Monica, CA  90401

Mentor Partners, L.P. (e)                                              253,550             7.0%
500 Park Avenue
New York, NY  10022

John W. Everets                                                         72,176             1.8%

Charles W. Henry                                                        74,184             1.8%

Leonard F. Leganza                                                     193,775             4.7%

David C. Robinson                                                       88,984             2.2%

John L. Sullivan III                                                    36,401              .9%

Donald S. Tuttle III                                                    78,452             1.9%

Russell G. McMillen (f)                                                182,647             4.5%

All directors and executive officers as a group (7 persons)            726,619(g)         17.7%


                                      -10-



     (a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, (i) the amounts owned reflect direct beneficial ownership, and (ii) the person indicated has sole voting and investment power.

         Amounts  shown   include  the  number  of  Common  Shares   subject  to
         outstanding options under the Company's stock option plans that are exercisable within 60 days.

         Reported shareholdings include, in certain cases, shares owned by or in trust for a director's or nominee's spouse, and in which all beneficial interest has been disclaimed by the director or the nominee.

     (b) The percentages shown for the directors and executive officers are calculated on the basis that outstanding shares include Common Shares subject to outstanding options under the Company's stock option plans that are exercisable by the directors and officers within 60 days.

     (c) Reported shareholdings as of February 23, 2001. The Eastern Company, in accordance with its fiduciary responsibilities, will provide Fleet National Bank, as trustee of the salaried pension plan, with voting instructions for the Common Shares held in this trust.

     (d) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 188,200 Common Shares per a Schedule 13G filed as of February 2, 2001, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     (e) Mentor Partners, L.P. is deemed to have beneficial ownership of 253,550 Common Shares per a Schedule 13G filed as of February 12, 2001.

     (f) Emeritus Director of the Company.

     (g) Directors and Executive Officers (including the Emeritus Director) have sole voting and investment powers as to 726,619 shares (17.7% of the outstanding stock). Included are stock options for 458,327 shares deemed exercised solely for purposes of showing beneficial ownership by such group.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the American Stock Exchange. Directors, officers and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on its review of copies of such reports filed with the SEC since January 2000, or written representations from certain reporting persons that no such reports were required for those persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) have filed the required reports on a timely basis.


                      COMMITTEES OF THE BOARD OF DIRECTORS

      The Company's Board of Directors has five standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and a Pension Trust Committee. During 2000, the Board of Directors had eleven (11) meetings. During 2000 each Director attended at least 75 percent or more of those meetings and the meetings of committees on which he served.

      Executive Committee. The Executive Committee, acting with full authority of the Board of Directors, approves minutes, monthly operating reports, capital expenditures, banking matters, and other issues requiring immediate attention. Executive Committee meetings are generally scheduled when necessary. During 2000, no Executive Committee Meetings were held.

      Audit Committee. The Audit Committee is responsible for reviewing the plan and scope of the audit, reviewing the Company's audited financial statements and discussing other audit matters with the Company's independent auditors. During 2000, two (2) Audit Committee Meetings were held.

      Compensation Committee. The Compensation Committee is responsible for establishing basic management compensation, incentive plan goals, and all related matters, as well as determining stock option grants to employees. One
(1) Compensation Committee Meeting was held in 2000.

      Nominating Committee. The Nominating Committee, which is responsible for making recommendations to the Board of Directors as to board size and to nominate prospective candidates to serve as Directors, held no meetings in 2000. The Nominating Committee will consider candidates recommended by other Directors, as well as candidates recommended in writing by shareholders in accordance with the procedure set forth in the Company's by-laws. In general, a shareholder must provide such written notice not less than 60 or more than 90 days prior to April 25, 2002.

      Pension Trust Committee. The Pension Trust Committee is responsible for reviewing the investment policy and performance of the Salaried Employees Retirement Plan of The Eastern Company, The Eastern Company Pension Plan for Hourly-Rated Employees of the Eberhard Manufacturing Company Division, The Eastern Company Pension Plan for Hourly-Rated Employees of the Frazer & Jones Company Division and The Eastern Company Savings and Investment Plan. The Pension Trust Committee held one (1) meeting in 2000.

Report of the Audit Committee

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Board of Directors adopted a written charter for the Audit Committee on May 24, 2000, which is included as Exhibit B to this proxy statement.

Management has the primary responsibility for the financial statements, the system of internal controls and the reporting process. The independent auditors are responsible for performing an independent audit of the consolidated financial statements to ensure that those statements were prepared in accordance with generally accepted accounting principles, and for reporting thereon to the Audit Committee. Within this framework, the Audit Committee has reviewed and discussed the audited financial statements with the independent auditors and management.

The Committee reviewed with the independent auditors their judgements as to the quality, not just the acceptability, of the Company's accounting practices and such other related matters.

In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

The Committee also discussed with the Company's independent auditors the overall scope and plans for their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.


         John W. Everets, Audit Committee Chairman
         Charles W. Henry, Audit Committee Member
         David C. Robinson, Audit Committee Member
         Donald S. Tuttle III, Audit Committee Member

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

      The following information relates to annual and long-term compensation for services to the Company in all capacities for the fiscal years ended December 30, 2000, January 1, 2000 and January 2, 1999 of those persons who, at December 30, 2000 were (i) the Chief Executive Officer; and (ii) the Vice President, Secretary and Treasurer (collectively, the "Named Officers").


                                             Annual Compensation                      Long Term Compensation

                                                                                          Awards          Payouts

                                                                      Other      Restricted   Securities
  Name and Principal                                                  Annual       Shares    Underlying    LTIP       All Other
  Position as of                               Salary    Bonus (1) Compensation    Awards   Options/SARs  Payouts   Compensation (2)
  December 30, 2000                   Year       ($)        ($)         ($)          ($)         (#)        ($)          ($)
  -----------------                   ----       ---        ---         ---          ---         ---        ---          ---

  Leonard F. Leganza, 70              2000    $300,167    $270,000       --           --        32,500       --         $ 4,313
    Director, President and           1999    $250,000    $162,500       --           --        55,000       --         $ 4,649
    CEO (3)                           1998    $225,000    $184,500       --           --        45,000       --         $ 4,649

  John L. Sullivan III, 48            2000    $130,167    $117,000       --           --        20,000       --         $ 4,103
    Vice President, Secretary         1999    $113,942    $ 78,000       --           --        22,500       --         $ 3,947
    and Treasurer (4)                 1998    $ 95,150    $ 47,500       --           --          --         --         $ 3,346



(1) Bonuses are reported in the year earned. Payment is normally made the following year.

(2) All Other Compensation includes matching Company 401(k) contributions and term life insurance premiums in excess of $50,000

(3) Mr. Leganza became President and Chief Executive Officer on April 23, 1997.

(4) Mr. Sullivan became Vice President and Treasurer on January 2, 2000. Prior to that, he was the Corporate Controller and Treasurer of the Company.
Mr. Sullivan was appointed Secretary on April 26, 2000.


               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values


                                                             Number of Securities                     Value of
                                                                  Underlying                        Unexercised
                                                                  Unexercised                      In-the-Money
                               Shares                            Options/SARs                      Options/SARs
                             Acquired on      Value              at FY-End(#)                     at FY-End ($) (i)

Name                         Exercise (#)  Realized ($)    Exercisable   Unexercisable      Exercisable     Unexercisable

Leonard F. Leganza              --            --           167,500(ii)     32,500(ii)        $141,338            --
President & CEO

John L. Sullivan III            --            --            30,000(iii)    20,000(iii)         $9,038            --
Vice President,
Secretary & Treasurer


(i) Based on the fair market value of the Company Common Shares on December 30, 2000 of $13.125 per share and the option exercise prices ranging from $9.92 to $18.50 per share.
(ii) The exercise price of 100,000 exercisable options and 32,500 unexercisable options exceeds $13.125, the fair market value of the Company Common Stock on December 30, 2000.
(iii) The exercise price of 22,500 exercisable options and 20,000 unexercisable options exceeds $13.125, the fair market value of the Company Common Stock on December 30, 2000.


                                  PENSION PLANS

Retirement Benefits

      The Company maintains a pension plan for salaried employees. Under the plan, the amount of a member's annual normal retirement benefit is equal to one percent (1%) of total annual compensation applicable to each year of service and the sum of one half of one percent (0.5%) of average annual compensation plus one half of one percent (0.5%) of average annual compensation in excess of $10,000, multiplied by years of service not in excess of thirty (30). Average annual compensation means the average of the member's annual compensation for the five (5) consecutive calendar years prior to retirement which result in the highest average.

      As of December 30, 2000, Messrs. Leganza and Sullivan had 3 and 24 years of service respectively. The estimated annual retirement benefits payable to Messrs. Leganza and Sullivan are $13,410 and $88,248 respectively. These benefits are based on the five year certain form of annuity.

      The Company has adopted an unfunded supplemental employee retirement plan (the "SERP") for the benefit of Mr. Leganza. Under the terms of the SERP, Mr. Leganza will receive a monthly retirement benefit equal to the excess of: (a) the benefit he would be entitled to receive under the Company's qualified pension plan, based on the assumption that Mr. Leganza was fully vested under the plan and without regard to the limitations on benefits imposed by the Internal Revenue Code; over (b) the benefit which he is actually entitled to receive under the Company's qualified pension plan, subject to the plan's vesting schedule and the limitations on benefits imposed by the Internal Revenue Code. The monthly retirement benefit under the SERP will begin at the time of Mr. Leganza's termination of employment. The benefit will be paid as an annuity over Mr. Leganza's life, with 60 monthly payments guaranteed. However, if Mr. Leganza is married at the time benefits start, his benefits will be actuarially adjusted and will be paid over his life with the provision that, at the time of his death, 50% of the amount payable to him during his lifetime will be paid to his surviving spouse for the remainder of her lifetime. The SERP also provides for the payment of benefits in the event of Mr. Leganza's death or disability while employed.

SIP Plan

      The Company maintains a savings and investment plan (the "SIP Plan") for eligible employees. An eligible employee who is participating in the SIP Plan may execute a salary reduction agreement requiring the Company to reduce his or her taxable earnings by an amount of from 1% to 18% (but not in excess of $10,500 for calendar year 2000), and to contribute that amount to the SIP Plan. If an employee executes such a salary reduction agreement, the Company will make a matching contribution to the SIP Plan on behalf of the employee. For 2000 the matching contribution equaled 50% of that portion of an employee's salary reduction contribution which did not exceed 4% of his or her earnings. An employee is fully vested in his or her salary reduction contributions and the earnings on those contributions. An employee will become vested in any matching contributions, and the earnings thereon, with full vesting after completing five years of service or upon reaching age 65. Employees who are participating in the SIP Plan may direct that their account balances be invested in one or more investment options offered under the plan.

                            EXECUTIVE INCENTIVE PLAN

      During 2000 the Executive Incentive Plan was modified to include higher targeted earnings' levels. The President and the Vice President, Secretary and Treasurer were eligible to receive an incentive subject to a maximum of 100% of base pay, with the actual amount of the incentive being based on the performance of the Company during 2000. All group Vice Presidents and Division Managers were eligible to earn their incentive, with unlimited potential, based on achieving their respective division or group earnings targets.

      Effective for 2001, the President and the Vice President, Secretary and Treasurer may receive an incentive subject to a maximum of 100% of base pay. All group Vice Presidents and Division Managers will earn their incentive bonus, with unlimited potential, based on achieving their respective division or group earnings targets.

                                  STOCK OPTIONS

      On April 27, 1983, the shareholders approved The Eastern Company Incentive Stock Option Plan (the "1983 Plan"), which by its terms expired on February 9, 1993. No additional options may be granted under the 1983 Plan. However, options previously granted remain exercisable in accordance with their terms.

      On April 26, 1989, the shareholders approved The Eastern Company 1989 Executive Stock Incentive Plan (the "1989 Plan"), which by its terms expired on February 7, 1999. No additional options may be granted under the 1989 Plan. However, options previously granted remain exercisable in accordance with their terms.

      On April 26, 1995, the shareholders approved The Eastern Company 1995 Executive Stock Incentive Plan (the "1995 Plan"), which by its terms will expire either on February 8, 2005 or upon any earlier termination date established by the Board of Directors. The 1995 Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase Common Shares and the granting of shares of restricted stock. The Compensation Committee of the Company's Board of Directors will determine the restrictions which will apply to shares of restricted stock granted under the 1995 Plan. Awards may be granted to salaried officers and other key employees of the Company, whether or not such employees are also serving as directors of the Company. The 1995 Plan also provides for the grant of non-qualified stock options to purchase 16,875 shares of common stock to each non-employee director of the Company upon his or her first election as a director. The total amount of Common Shares which may be issued under awards granted under the 1995 Plan shall not exceed in the aggregate 375,000 shares.

      On September 17, 1997 the Compensation Committee adopted The Eastern Company 1997 Directors Stock Option Plan (the "1997 Plan") which by its terms will expire either on September 16, 2007 or upon any earlier termination date established by the Board of Directors. The 1997 Plan authorizes the granting of non-qualified stock options to purchase of Common Shares to the non-employee directors of the Company. On December 15, 1999, the Board of Directors approved an increase in the total number of Common Shares which may be issued under options granted under the 1997 Plan from 225,000 shares to 325,000 shares.

      The purchase price of the shares subject to each option granted under the 1983 and 1989 Plans and each incentive stock option granted under the 1995 Plan may not be less than the fair market value of the shares on the date of grant. The purchase price of shares subject to non-qualified stock options granted under the 1995 and 1997 Plans, and the price which must be paid to acquire a share of restricted stock granted under the 1995 Plan, will be set by the Compensation Committee of the Company's Board of Directors. All non-qualified stock options granted to date have required a purchase price equal to 100% of the fair market value of the Common Shares on the date of the grant.

      Incentive stock options generally may not be granted under the 1995 Plan to any employee who owns more than ten percent (10%) of the Company's voting stock at the time of such grant. Incentive stock options must be exercised within ten years. Non-qualified stock options granted to non-employee directors must be exercised within ten years and one month after being granted; non-qualified stock options granted to employees must be exercised within the period established by the Compensation Committee. Moreover, options may not be exercised more than three months after termination of employment or termination of service as a director, except in the case of death or disability, in which event the option may be exercised within one year after death or disability. Under the 1995 and 1997 Plans, the three month period is also extended to one year for an optionee who terminates employment or terminates service as a director at or after reaching age sixty-five (65).

      Option/SAR and Long-term Incentive Plan Tables. The following table contains certain information relating to the grants of stock options, the exercise of stock options and the grant of long-term incentive awards during the fiscal year ended December 30, 2000. The Company has no stock appreciation rights (SAR) programs in place.


Options/SAR Grants in Last Fiscal Year (2000)

                                                                                       Potential Realizable Value at
                              Individual Grants                                           Assumed Annual Rates of
                                                                                         Stock Price Appreciation
                                                                                             for Option Term (1)

                            Number of     Percent of
                           Securities  Total Option/SARs
                           underlying     Granted to       Exercise or
                           Option/SAR    Employees in       Base Price    Expiration
Name                       Granted (#)    Fiscal Year        ($/Share)       Date            5% ($)      10% ($)
----                       -----------    -----------        ---------       ----            ------      -------

Leonard F. Leganza         32,500 (2)         27%             $14.25        7/19/10          291,257     738,102

John L. Sullivan III       20,000 (3)         16%             $14.25        7/19/10          179,235     454,217



(1) The potential value of the options is based on the assumption that the value of the Company's Common Shares increased by 5 percent and 10 percent, compounded annually, in each year of the ten year term of the option. It is not intended to forecast the possible future appreciation, if any, of the Company's Common Shares.
(2) Of the 32,500 options granted to Mr. Leganza, 7,017 options are exercisable, and the remainder will become exercisable in installments through January 1, 2005.
(3) Of the 20,000 options granted to Mr. Sullivan, 4,810 options are exercisable, and the remainder will become exercisable in installments through January 1, 2004.


                              DIRECTOR COMPENSATION

      Each director who is not an employee of the Company ("Outside Director") is paid a director's fee for his services at the rate of $10,000 as well as $1,000 for each directors' meeting and $700 for each committee meeting attended. All annual retainer fees and meeting fees paid to non-employee members of the Board of Directors of the Company are paid in Common Shares of the Company rather than in cash, in accordance with the Directors Fee Program adopted by the shareholders on March 26, 1997.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

      The Company has adopted a severance agreement (the "Agreement") for the benefit of Mr. Leganza. If a change in control of the Company has not occurred and Mr. Leganza's employment is terminated without cause, or Mr. Leganza terminates his employment for good reason, Mr. Leganza will receive a lump sum severance benefit equal to 2.0 times his base compensation averaged over the three calendar years ending prior to the date of his termination of employment. If a change in control of the Company has occurred, Mr. Leganza will receive a lump sum payment equal to 2.99 times his compensation (excluding any compensation resulting from the exercise of stock options), averaged over the five calendar years prior to the date of a change in control. Notwithstanding the above, in no event will the payments under the Agreement exceed the limits on benefits imposed by the Internal Revenue Code.

      Should an unfriendly change in control of the Company take place, John L. Sullivan III is guaranteed to receive a lump sum payment equal to one full year of his annual base salary.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      All non-employee members of the Board of Directors are members of the Compensation Committee. In reviewing and overseeing the Company's compensation programs, the Compensation Committee adheres to a compensation philosophy which provides executive compensation programs that are designed to:

         Attract and retain key executives crucial to the long-term success of the Company.

         Reward executives for the achievement of operational and strategic objectives.

         Compensate executives commensurate with each executive's performance, experience and responsibilities.

         Align the interests of executives with the long-term interest of shareholders through award opportunities that can result in the ownership of common stock.

      As a means of implementing these compensation philosophies and objectives, the Company's compensation program for executives consists of base salary, participation in the Company's incentive compensation program and participation in the employee stock incentive programs. The base salaries are determined by evaluating the executives' responsibilities and their individual performance, as well as the competitive environment. Participation in the incentive compensation program is at the discretion of the Compensation Committee. Awards under the incentive compensation program to Company executives are based upon achieving targeted operating earnings goals linked to overall corporate goals. The Compensation Committee believes that the employee stock incentive programs provide executives, who have substantial responsibility for the management and growth of the Company, with the opportunity to increase their ownership in the Company, thereby more closely aligning the best interests of the shareholders and the executives.

      Effective January 2, 2000, the Compensation Committee increased the salary paid to Leonard F. Leganza, President and Chief Executive Officer, by 20% based upon his level of achievement in line with the Company's executive compensation program. The Compensation Committee increased the salary paid to John L. Sullivan III by 8%, effective January 2, 2000.

  John W. Everets    Charles W. Henry   David C. Robinson   Donald S. Tuttle III

                   SHAREHOLDER RETURN PERFORMANCE INFORMATION

      The following graph sets forth the Company's cumulative Total Shareholder Return based upon an initial $100 investment made on December 31, 1995 (i.e., stock appreciation plus dividends during the past five fiscal years) compared to the Wilshire 5000 Index and the S&P Manufacturing Diversified Index.

      The Company manufactures and markets a broad range of locks, latches, fasteners and other security hardware that meets the diverse security and safety needs of industrial and commercial customers. Consequently, while the S&P Manufacturing Diversified Index being used for comparison is the standard index most closely related to the Company, it does not completely represent the Company's products or market applications. The Wilshire 5000 is a market index made up of 5,000 publicly-traded companies, including those having both large and small capitalization.



                (CHART OF CUMULATIVE TOTAL RETURN APPEARS HERE)


                                    Dec-95    Dec-96    Dec-97    Dec-98    Dec-99    Dec-00
                                    ------    ------    ------    ------    ------    ------
Eastern Co.                          $100      $112      $173      $227      $215      $187

S&P Manufacturing (Diversified)      $100      $138      $164      $190      $234      $297
Index

Wilshire 5000                        $100      $121      $159      $196      $243      $216


                             ADDITIONAL INFORMATION


      Any shareholder who intends to present a proposal at the 2002 Annual Meeting of shareholders and desires that it be included in the Company's proxy material must submit to the Company a copy of the proposal on or before November 23, 2001. Any shareholder who intends to present a proposal at the 2002 Annual Meeting but does not wish that the proposal be included in the Company's proxy material must provide notice of the proposal to the Company, in accordance with the terms of the Company's by-laws, no earlier than January 25, 2002 and no later than February 24, 2002.

                             FORM 10-K ANNUAL REPORT

      A copy of the corporation's annual report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 30, 2000 will be furnished without exhibits to shareholders upon written request. Exhibits to the Form 10-K will be provided if so indicated. Direct all inquiries to Investor Relations, The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, Connecticut 06770-0460.

                                 OTHER BUSINESS

      Under Connecticut law, no business other than the general purpose or purposes stated in the notice of meeting may be transacted at an annual meeting of shareholders. If any matter within the general purposes stated in the notice of meeting but not specifically discussed herein comes before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote upon such matter in accordance with their best judgment.

      This proxy statement and the above notice are sent by order of the Board of Directors.


                                                  John L. Sullivan III
                                                        Secretary

      March  23, 2001

                                                                     EXHIBIT `A'


                               THE EASTERN COMPANY
                       2000 EXECUTIVE STOCK INCENTIVE PLAN


1.   Purpose.
     -------

The purpose of The Eastern Company 2000 Executive Stock Incentive Plan (the "Plan") is to promote the interests of The Eastern Company and its shareholders by providing a method whereby executives and other key employees of the Company may become owners of the Company's common stock by the exercise of incentive stock options or nonqualified stock options or the grant of shares of restricted stock, and thereby increase their proprietary interest in the Company's business, encourage them to remain in the employ of the Company and increase their personal interest in its continued success and progress. In addition, another purpose of the Plan is to promote the interests of the Company by providing a method whereby nonemployee directors of the Company may become owners of the Company's common stock by the exercise of nonqualified stock options or the grant of shares of restricted stock, and thereby encourage qualified individuals to become members of the board of directors of the Company.


2.   Definitions.
     -----------

As used herein, the following terms shall have the following meanings:

     (a) "Award"  shall  mean  the  grant  of  an  incentive  stock  option,   a
         nonqualified stock option, restricted stock, or other stock-based methods of compensation authorized by Section 6 of the Plan.

     (b) "Award Agreement" shall mean an agreement described in Section 7 of the Plan which is entered into between the Company and a Participant and which sets forth the terms, conditions and limitations applicable to an Award granted to the Participant.

     (c) "Board" shall mean the board of directors of The Eastern Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee"  shall mean the  Incentive  Compensation  Committee  of the
         Board  or  any  successor   committee  with   substantially   the  same
         responsibilities.

     (f) "Company" shall mean The Eastern Company and each "parent or subsidiary corporation" of The Eastern Company (as those terms are defined in Section 424 of the Code).

     (g) "Company Common Stock" shall mean the common stock, no par value, of The Eastern Company.

     (h) "Disability" shall mean the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as defined in Section 22(e)(3) of the Code.

     (i) "Employee" shall mean an employee of the Company.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     (k) "Fair Market Value" shall mean the reported price at which Company Common Stock was last traded on the day on which such value is to be determined (or, if there are no reported trades on such day, the last previous day on which there was a reported trade).

     (l) "Incentive Stock Option" shall mean a Stock Option which complies with all of the requirements for incentive stock options set forth in
         Section  422 of the Code and which may be issued  pursuant  to  Section
         6.1.

     (m) "Insider" shall mean any person who is subject to Section 16 of the Exchange Act.

     (n) "Non-Employee Director" shall mean a member of the board of directors of The Eastern Company who is not an Employee.

     (o) "Nonqualified Stock Option" shall mean a Stock Option which does not comply with all of the requirements for Incentive Stock Options set forth in Section 422 of the Code and which may be issued pursuant to
         Section 6.1.

     (p) "Parent and/or Subsidiary Corporations" shall mean the parent and/or subsidiary corporations of The Eastern Company, as those terms are defined in Section 424 of the Code.

     (q) "Participant" shall mean an Employee or a Non-Employee Director who has been designated by the Committee as eligible to receive an Award pursuant to the terms of the Plan. The only Employees that the Committee may designate as Participants are those Employees who are salaried officers or key employees (whether or not directors) of the Company.

     (r) "Restricted Stock" shall mean shares of Company Common Stock which have certain restrictions attached to the ownership thereof and which may be issued pursuant to Section 6.2 of the Plan.

     (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission, as now in force or as such regulation or successor regulation shall hereafter be amended.

     (t) "Section 16" shall mean Section 16 of the Exchange Act and the rules promulgated thereunder, as they may be amended from time to time.

     (u) "Securities Act" shall mean the Securities Act of 1933, as amended and in effect from time to time, or any successor statute.

     (v) "Stock Option" shall mean a right granted pursuant to Section 6.1 of the Plan to purchase a specified number of shares of Company Common Stock at a specified price during a specified period of time. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.


3.   Administration.
     --------------

     (a) In order to administer the issuance of Awards to Participants pursuant to the Plan, there shall be a Committee which is appointed by the Board and which consists of not less than three Non-Employee Directors of the Company. Each member of the Committee shall be a non-employee director as such term is defined for purposes of Rule 16b-3.

     (b) Subject to the express provisions of the Plan, the Committee shall periodically determine which Employees and/or Non-Employee Directors shall be Participants in the Plan and the nature, amount, pricing, timing and other terms of the Awards. However, in no event may an Incentive Stock Option be granted to a Non-Employee Director. Each Award shall be evidenced by an Award Agreement which shall be signed by an officer of the Company and by the Participant.

     (c) The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to interpret the provisions of and administer the Plan. Subject to any applicable provisions of the certificate of incorporation or the bylaws of the Company, all such decisions shall be final and binding on all persons including the Company and its shareholders, Employees, Non-Employee Directors and Participants. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

     (d) The Committee may delegate to designated officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary or advisable for the effective administration of the Plan in accordance with its terms and purpose.

     (e) It is the intent of the Company that the Plan and the Awards granted hereunder shall satisfy and be interpreted in a manner that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
         Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any such Award would otherwise frustrate or conflict with the intent expressed in this Section 3(e), that provision (to the extent possible) shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

4.   Eligibility.
     -----------

Awards may be granted only to those Employees and/or Non-Employee Directors who are designated as Participants from time to time by the Committee. However, in no event may an Incentive Stock Option be granted to a Non-Employee Director. Subject to the express conditions of the Plan, the Committee shall determine which Employees and/or Non-Employee Directors shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards. More than one Award may be granted to the same Participant.


5.   Shares Subject to the Plan.
     --------------------------

The total amount of Company Common Stock with respect to which Awards may be granted under this Plan shall not exceed in the aggregate 300,000 shares of Company Common Stock. The shares relating to Awards granted under this Plan shall be authorized but unissued shares of Company Common Stock.

Subject to the limitations of the Code and Rule 16b-3 (if applicable), if any Award granted under this Plan lapses, expires, terminates, ceases to be exercisable or is forfeited, in whole or in part, for any reason, then the shares subject to but not issued under such Award shall be available for the grant of other Awards.


6.   Awards.
     ------

Awards may include those described in this Section 6. The Committee may grant Awards singly or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards may also be granted in combination with, in replacement of, or as alternatives to, grants or rights under any other stock incentive plan of the Company.

6.1. Stock Options.
     -------------


     (a) The exercise price of each Stock Option shall be determined by the Committee. However, in the case of Incentive Stock Options, in no event shall the exercise price be less than one hundred percent (100%) of the Fair Market Value of the shares of Company Common Stock at the time of grant of the Stock Option.

     (b) In no event shall an Incentive Stock Option be granted to a Non-Employee Director. In addition, an Incentive Stock Option shall not be granted under this Plan to an Employee who, at the time of such grant, owns (actually or constructively) more than ten percent (10%) of the total voting power of all classes of stock of the Company, unless the purchase price of the shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the shares of Company Common Stock at the time of the grant of the option and the option is not exercisable after the expiration of five years from the date it is granted.

     (c) No Stock Option intended as an Incentive Stock Option shall be exercisable in whole or in part after ten years from the date it is granted. The Committee, in its discretion, may impose vesting or other restrictions which provide that a Stock Option may not be exercised in whole or in part for any period or periods of time specified by the Committee, or may provide for the amendment of outstanding unvested Stock Options in order to accelerate the vesting of such Stock Options. Except as may be so provided and except as provided in Section 6.1(d), any Stock Option may be exercised in whole at any time, or in part from time to time, during its term.

     (d) Any Stock Option, the term of which has not theretofore expired, may be exercised during the optionee's employment with the Company or during the optionee's service as a Non-Employee Director. In addition, subject to the condition that no Stock Option intended as an Incentive Stock Option may be exercised in whole or in part after ten years from the date it is granted:

     (i) upon the termination of an optionee's employment or service as a Non-Employee Director other than by reason of death, the optionee may, within three months after the date of such termination, exercise such option in whole or in part to the extent it was exercisable (or became exercisable) at the time of his or her termination of employment or service as a Non-Employee Director, and after such three month period the right to exercise the Stock Option shall cease; provided, however, that: (A) if such termination is due to Disability, such three month period shall be extended to twelve (12) months; and (B) if such termination is due to retirement at or after attaining age sixty-five
         (65), such three month period shall be extended to twelve (12) months; and

     (ii)upon the death of any optionee, either prior to the termination of his or her employment or service as a Non-Employee Director or within the three month or twelve (12) month period referred to in Section 6.1(d)(i) above, such optionee's estate (or the person or persons to whom such optionee's rights under the Stock Option are transferred by will or the laws of descent and distribution) may, within twelve (12) months after the date of such optionee's death, exercise such Stock Option in whole or in part to the extent it was exercisable (or became exercisable) at the time of his or her death, and after such twelve
         (12) month period the right to exercise the Stock Option shall cease.

     (e) The exercise price of each share subject to a Stock Option shall, at the time of exercise of the Stock Option, be paid in full in cash, or with previously acquired shares of Company Common Stock having an aggregate Fair Market Value at such time equal to the exercise price, or in cash and such shares. Notwithstanding the above, in connection with the exercise of an Incentive Stock Option, payment with shares of Company Common Stock which constitute "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) and which were previously acquired by the optionee by the exercise of options granted under an option plan maintained by the Company shall be permitted only if the date of such payment is at least two years from the date of grant of the options under the option plan and such shares were held by the optionee for at least one year.

     (f) Upon the exercise of a Stock Option, a certificate or certificates representing the shares of Company Common Stock so purchased shall be delivered to the person entitled thereto.

     (g) An optionee shall have no rights as a shareholder with respect to shares subject to his or her Stock Option until such shares are issued to him or her and are fully paid, and no adjustment will be made for dividends or other rights for which the record date is prior thereto.

     (h) The provisions of Section 9 shall apply to any shares of Company Common Stock issued to a Participant upon the exercise of a Stock Option.

     (i) Each Stock Option granted under this Plan shall by its terms be non-transferable by the optionee other than by will or the laws of descent and distribution and, during the lifetime of the optionee, shall be exercisable only by the optionee.

6.2. Restricted Stock.
    -----------------

     (a) Restricted Stock shall be subject to such terms, conditions and restrictions as the Committee deems appropriate. Such terms, conditions and restrictions may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock. The Committee may provide for the lapse of any such terms, conditions and restrictions, or may waive any such terms, conditions or restrictions, based on such factors or criteria as the Committee may determine.

     (b) If a Participant receives a grant of Restricted Stock, and if the Participant desires to accept such grant, then the Participant shall pay to the Company, in cash, an amount determined by the Committee. Such amount may be greater than or equal to zero. Such amount may be paid at any time prior to the sixtieth (60th) day following the lapse of the restrictions applicable to the shares of Restricted Stock.

     (c) After receipt of any payment required by the Committee in connection with the grant of shares of Restricted Stock, or as of the date of grant of shares of Restricted Stock if no such payment is required, the Company shall issue to the Participant a certificate or certificates representing the shares of Restricted Stock so granted. The certificates shall have affixed thereto a legend, substantially in the following form, in addition to any other legends required by the Plan or applicable law:

           "The shares of Company Common Stock represented by this certificate are subject to the restrictions described in an Award Agreement dated , a copy of which will be furnished upon request by the issuer, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of such Award Agreement."

Each transfer agent of Company Common Stock shall be informed of such restrictions.

In aid of the restrictions described in this Section 6.2 that are applicable to the Restricted Stock, the Participant shall, immediately upon receipt of the certificate or certificates for such shares, deposit such certificate or certificates (together with a stock power or instrument of transfer appropriately endorsed in blank) with the Secretary of the Company to be held in escrow. In the event such restrictions lapse, the certificate or certificates shall be delivered to the Participant free and clear of such restrictions. In the event the shares of Restricted Stock are forfeited, the certificate or certificates shall be delivered to the Company.

Notwithstanding the above, the provisions of Section 9 shall continue to apply to shares of Restricted Stock even if the restrictions described in this Section
6.2 have lapsed.

     (d) Upon issuance of a certificate or certificates representing shares of Restricted Stock in accordance with the provisions of Section 6.2(c), the Participant shall thereupon be deemed to be a shareholder with respect to all of the shares of Company Common Stock represented by such certificate or certificates. The Participant shall thereafter have, with respect to such shares of Restricted Stock, all of the rights of a shareholder of the Company (including the right to vote the shares of Restricted Stock and the right to receive any cash or stock dividends on such Restricted Stock).

     (e) In the event that a Participant's employment with the Company terminates for any reason, or in the event that a Participant ceases to be a Non-Employee Director, then any shares of Restricted Stock still subject to the restrictions described in this Section 6.2 on the date of the termination of his or her employment or service as a Non-Employee Director shall automatically be forfeited.

     (f) Each share of Restricted Stock granted under this Plan shall by its terms be non-transferable by the Participant, other than by will or the laws of descent and distribution, while the restrictions described in this Section 6.2 remain in effect. While shares of Restricted Stock remain subject to such restrictions, all rights with respect to such shares shall be exercisable during a Participant's lifetime only by the Participant.

6.3. Other Awards.
     ------------

The Committee may from time to time grant shares of Company Common Stock, other stock-based and non-stock-based Awards (including, without limitation, Awards pursuant to which shares of Company Common Stock are or may in the future be acquired), Awards denominated in stock units, securities convertible into shares of Company Common Stock, stock appreciation rights, performance shares, phantom securities and dividend equivalents. The Committee shall determine the terms and conditions of such Awards; provided, however, that such Awards shall not be inconsistent with the terms and purposes of this Plan.


7.   Award Agreements.
     ----------------

Each Award granted under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Company Common Stock subject to the Award, and such other terms and conditions applicable to the Award as are determined by the Committee. By acceptance of an Award, the Participant thereby agrees to such terms and conditions and to the terms of this Plan pertaining thereto.


8.   Term of Plan.
     ------------

This Plan shall terminate on July 19, 2010 (ten years after the date of its original adoption by the Board) or upon any earlier termination date established by action of the Board, and no Awards shall be granted thereafter. Such termination shall not affect the validity of any Awards then outstanding.

9.   Securities Law Considerations.
     -----------------------------

     (a) The provisions of this Section 9 shall apply to all Awards granted pursuant to the Plan, except to the extent that, in the opinion of counsel for the Company, such provisions are not required by the Securities Act or any other applicable law, regulation or rule of any governmental agency.

     (b) At the time of the grant of an Award and at the time of the acquisition of shares of Company Common Stock pursuant to an Award, a Participant shall represent, warrant and covenant that:

         (i) Any shares of Company Common Stock acquired upon exercise of the Award shall be acquired for the Participant's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act or any rule or regulation under the Securities Act.

         (ii) The Participant has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Participant to evaluate the merits and risks of his or her investment in shares of Company Common Stock.

         (iii)The Participant is able to bear the economic risk of holding shares acquired pursuant to the Award for an indefinite period.

         (iv) The Participant understands that: (A) the shares acquired pursuant to the Award will not be registered under the Securities Act and will be "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the shares of Company Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company subject to the Plan and the Company has no obligation to register under the Securities Act any such stock.

         (v) The Participant agrees that, if the Company offers for the first time any shares of Company Common Stock for sale pursuant to a registration statement under the Securities Act, the Participant will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares acquired pursuant to an Award for a period of one hundred eighty (180) days after the effective date of such registration statement.

By making payment pursuant to an Award, the Participant shall be deemed to have reaffirmed, as of the date of such payment, all of the representations set forth in this Section 9 which he or she made at the time of grant of the Award.

     (c) All stock certificates representing shares of Company Common Stock issued to a Participant pursuant to an Award shall have affixed thereto a legend, substantially in the following form, in addition to any other legends required by the Plan or applicable law:

              "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, as amended, and applicable state securities laws, or an opinion of counsel satisfactory to the issuer to the effect that registration under such Act or such laws is not required."


10.  Adjustment Provisions.
     ---------------------

     (a) If through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction: (i) the outstanding shares of Company Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to shares of Company Common Stock or other securities, then the aggregate number of shares of Company Common Stock subject to this Plan, the number of shares of Company Common Stock subject to each outstanding Award, and the exercise price per share in each such outstanding Award, shall be proportionately adjusted.

     (b) Any adjustments under this Section 10 will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to an Award on account of any such adjustments.

     (c) No adjustments shall be made under this Section 10 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of an Incentive Stock Option or a grant of additional benefits to a Participant who has been granted an Incentive Stock Option.

11.  Amendments and Discontinuance.
     -----------------------------

The Board may amend, suspend or discontinue the Plan, but may not, without the prior approval of the shareholders of the Company, make any amendment which operates: (a) to abolish the Committee, change the qualification of its members or withdraw its authority to interpret or administer the Plan; (b) to make any material change in the class of eligible Employees under the Plan; (c) to increase the total number of shares for which Awards may be granted under the Plan except as permitted by the provisions of Section 10 hereof; (d) to extend the term of the Plan; (e) to permit adjustments or reductions of the price at which shares may be acquired under an Award previously-granted under the Plan except as permitted by the provisions of Section 10 hereof; (f) to extend the maximum Incentive Stock Option period; or (g) to decrease the minimum Incentive Stock Option price.

12.  Continuance of Employment or Service as a Non-Employee Director.
     ---------------------------------------------------------------

Neither the Plan nor the grant of any Award hereunder shall interfere with or limit in any way the right of the Company to terminate any Employee's employment or to terminate the service of any Non-Employee Director at any time and for any reason, nor shall the Plan or the grant of any Award hereunder impose any obligation on the Company to continue the employment of any Employee or the service of any Non-Employee Director.


13.  Tax Withholding.
     ---------------

The Participant shall be responsible for the payment of all Federal, state and local taxes relating to the grant, vesting or exercise of any Award granted under the Plan. The Company shall have the power to withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements on any Award granted under the Plan. To the extent permissible under applicable tax, securities and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by directing the Company to apply shares of Company Common Stock to which the Participant is entitled as a result of the exercise of a Stock Option or the lapse of restrictions on shares of Restricted Stock.


14.  Required Notifications by Participant.
     -------------------------------------

     (a) If any Participant shall, in connection with an Award, make an election pursuant to Section 83(b) of the Code (whereby the Participant elects to include in gross income in the year of the transfer the amount specified in Section 83(b) of the Code), then such Participant shall notify the Company of such election within ten (10) days of the filing of such election with the Internal Revenue Service.

     (b) If any Participant shall dispose of shares of Company Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (whereby the Participant makes a disqualifying disposition of the shares before expiration of the applicable holding periods), then such Participant shall notify the Company of such disqualifying disposition within ten
         (10) days of the disposition.


15.  Limits of Liability.
     -------------------

     (a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon the contractual obligations created by the Plan and the Award Agreement.

     (b) Neither the Company, nor any member of the Board or the Committee, nor any other person participating in the determination of any question under the Plan or the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith, under the Plan.

16.  Requirements of Law.
     -------------------

The grant of Awards and the issuance of shares of Company Common Stock upon the exercise of an Award shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.


17.  Governing Law.
     -------------

The Plan, and all Award Agreements hereunder, shall be construed pursuant to and in accordance with the laws of the State of Connecticut. The parties to the Plan and each Award Agreement agree that the state and federal courts of Connecticut shall have jurisdiction over any suit, action or proceeding arising out of, or in any way related to, the Plan or any Award Agreement. The parties waive, to the fullest extent permitted by law, any objection which any of them may have to the venue of any such suit, action or proceeding brought in such courts, and any claim that such suit, action or proceeding brought in such courts has been brought in an inconvenient forum. In the event that any party shall not have appointed an agent for service of process in Connecticut, the party agrees that it may be served with process by registered or certified mail, return receipt requested, to the party at its respective address as reflected on the records of the Company. All notices shall be deemed to have been given as of the date so delivered or mailed.


18.  Effective Date.
     --------------

The Plan shall be effective as of the date of its adoption by the Board, and Awards may be granted under the Plan from and after the date of such adoption; provided, however, that if, within twelve (12) months after such date, the shareholders of the Company have not approved the Plan, then the provisions of the Plan shall be null and void and any Awards granted under the Plan shall terminate and cease to be of any force or effect.

                                                                     EXHIBIT `B'

                               The Eastern Company

                             AUDIT COMMITTEE CHARTER


Organization
------------

This Charter governs the operations of the Audit Committee (the "Committee") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information prepared by The Eastern Company (the "Company"). The Committee shall review and reassess the Charter and obtain the approval of the Board of Directors at least annually. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence with management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy
-------------------

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes
------------------------------

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee will take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior, and shall meet at least two times annually, or more frequently as circumstances dictate.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

      The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

      The Committee shall review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transaction, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to an ethical code of conduct.

      The Committee shall have sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

      The independent auditors may discuss at their discretion with the Committee the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

      The Committee shall meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

      The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      The Committee shall review the disclosures concerning the Committee and its operations as may be required for inclusion in proxy materials distributed by the Company in connection with meetings of its shareholders.

      The Committee shall perform any other activities consistent with this Charter, the Company's By-laws, or governing law as the Committee or the Board deems necessary or appropriate.

                                      PROXY

                              THE EASTERN COMPANY
                  112 Bridge Street, Naugatuck, CT 06770-0460
       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY



The undersigned hereby appoints John W. Everets and Donald S. Tuttle, III, or any one or more of them, true and lawful attorneys and agents, with the power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Shareholders of The Eastern Company on April 25, 2001 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified on the reverse side of this card on proposals 1, 2 and 3 and in their discretion on all other matters coming before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER BUT IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                 (Continue and to be signed on the other side)

                      Please date, sign and mail back your
                        proxy card as soon as possible!

                         Annual Meeting of Shareholder
                              THE EASTERN COMPANY

                                 April 25, 2001






               Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------------
[X] Please mark your
    votes as in
    this example.



    The Board of Directors recommends a vote FOR proposals 1, 2 and 3.



 1.  Election of one Director for a 3-year term:

 Nominee:  C.S. Henry

              [ ]    FOR               [ ] WITHHELD
                     THE                   FROM THE
                   NOMINEE                 NOMINEE



 2.  Approval of The Eastern Company 2000        FOR       AGAINST      ABSTAIN
     Executive Stock Incentive Plan              [ ]         [ ]          [ ]




 3.  Ratify the appointment of auditors          FOR       AGAINST      ABSTAIN
     (Ernst & Young LLP)                         [ ]         [ ]          [ ]



  SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.








Signature______________________  _________________________  Dated _______, 2001
                                 Signature if held jointly

NOTE:(This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity ie. attorney, executor, trustee or in other representative capacity, should so indicate. If shares are held by joint tenants or as community property, both shareholders should sign.)